POWER OF ATTORNEY
Know all by these presents, that the undersigned
hereby constitutes and appoints
James F. Brashear, signing singly, the undersigned's
true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned,
in the undersigned's capacity as an officer and/or
director of Zix Corporation (the "Company"), Forms 3, 4,
and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934, as amended, and the rules thereunder;
(2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5 and
timely file such form with the United States Securities
and Exchange Commission and any stock exchange or
similar authority; and
(3) take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by the undersigned,
it being understood that the documents executed by
such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such
form and shall contain such terms and conditions as
such attorney-in fact may approve in such attorney-in-fact's discretion. The undersigned hereby grants to such
attorney-in-fact full power and authority to do
and perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted,
as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power
of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this power
of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange
Act of 1934, as amended.
This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required
to file Forms 3, 4, and 5, with respect to the
undersigned's holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this
11th day of March 2010.
/s/ Antonio R. Sanchez III

Print Name: Antonio R. Sanchez III